MF Global Recovery	12 Months Ended
Dec. 31, 2013
MF Global Recovery [Abstract]
MF Global Recovery

Note 5.MF Global Recovery

On October 31, 2011, MF Global Inc., the Company’s clearing broker at that time (MF Global), reported to the Securities and Exchange Commission (SEC) and the Commodity Futures Trading Commission (CFTC) possible deficiencies in customer segregated accounts held at the firm.  As a result, the SEC and CFTC determined that a liquidation led by the Securities Investor Protection Corporation (SIPC) would be the safest and most prudent course of action to protect customer accounts and assets, and a SIPC led liquidation commenced.  The Company held $33,268,088 of assets in customer segregated and secured accounts on deposit as required to support futures positions at MF Global as of October 31, 2011, although the majority of the Company’s assets were then held in bank custody accounts.

In September 2012, based on the current information regarding the bankruptcy proceedings, the Company wrote up the receivable by $2,239,385. On November 1, 2012, the Company sold its MF Global claims for both the Total Index Series and the Agricultural Sector Series.  The sale amount of the claims was booked on October 31, 2012 and the proceeds were received on November 2, 2012 for the Total Index Series and the Agricultural Sector Series in the amount of $16,047,085 and $1,339,829, respectively. After the sale of the MF Global claims, the final net loss was $1,642,019 for the Total Index Series and $139,215 for the Agricultural Sector Series.